UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 23, 2012

Date of Report (Date of earliest event reported)

New Frontier Media, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	000-23697	84-1084061
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6000 Spine Road, Suite 100, Boulder, CO 80301

(Address of principal executive offices)

(303) 444-0900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On March 23, 2012, New Frontier Media, Inc. (the “Company”) issued a press release announcing that it had received an unsolicited, conditional acquisition proposal from Manwin Holding SARL. A copy of the press release is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release issued by New Frontier Media, Inc. dated March 23, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2012	NEW FRONTIER MEDIA, INC.

	By:	/s/ Marc Callipari
	Name:	Marc Callipari
	Title:	Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release issued by New Frontier Media, Inc. dated March 23, 2012